EXHIBIT 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended March 19, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven S Reinemund, Chairman and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: April 15, 2005	/s/ Steven S Reinemund
Steven S Reinemund
Chairman of the Board and
Chief Executive Officer

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended March 19, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indra K. Nooyi, President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: April 15, 2005	/s/ Indra K. Nooyi
Indra K. Nooyi
President and Chief Financial Officer